Exhibit 10.43

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT

BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT

TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS

BEEN MARKED WITH “[***].”

[English Translation]

Stamp Duty

ARM	(S)RM

Amendment to Kun-Mortgage Agreement

(Conversion of the General Mortgage to a Mortgage

under Articles 3 and 4 of the Factory and Mining Foundation Mortgage Act)

Creditor & Mortgagee:	The Korea Development Bank
Obligor:	Magnachip Semiconductor, Ltd.
Mortgagor:	Magnachip Semiconductor, Ltd.

The Mortgagor, in order to secure its obligations to the Creditor, agrees to convert the existing mortgage (recorded with the Gumi Registry Office of the Daegu District Court on March 26, 2024, under Filing No. 12868) previously established on its properties pursuant to the Kun-Mortgage Agreement dated March 26, 2024 to a mortgage under Articles 3 and 4 of the Factory and Mining Foundation Mortgage Act, to additionally cover the machinery, apparatus and other related items listed in the attachment as the mortgaged properties. Except as set forth herein, all other terms and conditions to the original Kun-Mortgage Agreement shall remain in full force and effect.

December 8, 2024

Creditor & Mortgagee:	The Korea Development Bank [corporate seal stamped]
Address	14, Eunhaeng-ro, Yeongdeungpo-gu, Seoul, Republic of Korea (Branch: Cheongju Branch) Authorized Agent Raehyeon Park

Obligor & Mortgagor:	Magnachip Semiconductor, Ltd.
Address	76 Jikji-daero, 436beon-gil Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, South Korea Representative Director /s/ Young-Joon Kim [corporate seal stamped]

Seal compared by

[English Translation]

<Attachment>

Legal Description of Real Estate Property

1.	Land

Identification No[1760-1996-090403]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Factory site 39,574.4m2

2.	Land

Identification No[1760-2007-003222]

281-1, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 3,812.8m2

3.	Land

Identification No[1760-2007-003223]

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Factory site 35,489.7m2

4.	Land

Identification No[1760-2007-003218]

282-2, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 1,200.4m2

5.	Land

Identification No[1760-2009-008403]

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Building land 23,087m2

6.	Land

Identification No[1760-2007-003199]

283-8, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 1,033.2m2

7.	Building

Identification No[1760-1996-091033]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

1-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 5-story factory building with slab roof

Basement Machine room, electrical room, shelter 4,482m2

1st floor Cafeteria 5,294.75m2

2nd floor Factory 3,327m2

3rd floor Factory 8,982m2

4th floor Factory 8,982m2

5th floor Factory 8,982m2

Rooftop 972m2

Lightweight steel frame single-story storage 12.5m2

Block single-story factory with silicon steel plate roof on truss (Waste storage) 428.40m2

Lightweight steel frame single-story factory with sandwich panel roof (Pump room) 75 m2

[English Translation]

8.	Building

Identification No[1760-2007-001927]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

2-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 2-story factory building with slab roof and prefabricated panel roof

1st floor Office and air-conditioning machine room 2,554.15m2

1st floor Factory 1,843.2m2

1st floor Factory 1,479.26m2

1st floor Factory 140.1m2

1st floor Factory (storage) 84.21m2

1st floor Factory (storage) 67.21m2

2nd floor Factory 1,843.2m2

2nd floor Factory 1,354.14m2

Rooftop 115.2m2

9.	Building

Identification No[1760-2007-001926]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

3-dong

Reinforced concrete 2-story factory building with slab roof

1st floor Factory and office 4,927.6m2

2nd floor Factory and office 599.04m2

1st floor Factory 438.96m2

2nd floor Factory 3,473.2m2

Rooftop 270.76m2

10.	Building

Identification No[1760-1996-091031]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

4-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 5-story factory building with slab roof

Basement Dormitory 1,488.34m2

1st floor Dormitory 1435.55m2

2nd floor Dormitory 1,004.495m2

3rd floor Dormitory 1,004.495m2

Rooftop 26.22m2

1st floor Dormitory 410.4m2

2nd floor Dormitory 592.8m2

3rd floor Dormitory 619.02m2

4th floor Dormitory 619.02m2

5th floor Dormitory 619.02m2

Rooftop 78.66m2

2nd floor Dormitory 26.22m2

4th floor Dormitory 978.275m2

5th floor Dormitory 1,004.495m2

Rooftop 93.48m2

[English Translation]

11.	Building

Identification No[1760-2004-005345]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

5-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 2-story factory building with slab roof

1st floor Machine room 1,022.44m2

1st floor Machine room 1,075.48m2

2nd floor Machine room 402.14m2

1st floor Boiler room 1,075.92m2

2nd floor Boiler room 374m2

12.	Building

Identification No[1760-1996-091034]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

8-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with sandwich panel flat slab roof on truss

Basement Machine room 73.83m2

1st floor Control room 111.60m2

13.	Building

Identification No[1760-2004-005344]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

9-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with steel-plate roof

1st floor Dangerous goods storage 288m2

1st floor Dangerous goods storage 377.6m2

14.	Building

Identification No[1760-2004-005349]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

10-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with steel-plate roof (Dangerous goods storage) 288m2

15.	Building

Identification No[1760-2009-008404]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

11-dong

Reinforced concrete single-story factory building with slate roof (Plating room) 172.8m2

[English Translation]

16.	Building

Identification No[1760-2004-005412]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

12-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with slab roof

Basement Industrial water tank 421.5m2

1st floor Industrial water tank 13.5m2

17.	Building

Identification No[1760-2004-005411]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

13-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Basement of reinforced concrete factory building with slab roof 671.77m2

18.	Building

Identification No[1760-2004-005414]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

14-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Lightweight steel frame 2-story factory building with slab roof

1st floor F.A.B storage 83.86m2

2nd floor F.A.B storage 83.86m2

19.	Building

Identification No[1760-2007-001929]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

15-dong

Lightweight steel frame single-story factory building with prefabricated panel roof

Security office 324m2

20.	Building

Identification No[1760-2004-005350]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

16-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Lightweight steel frame single-story factory building with panel roof on truss 270m2

21.	Building

Identification No[1760-1999-007320]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

[English Translation]

17-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with prefabricated panel roof 288m2

22.	Building

Identification No[1760-2005-008712]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

18-dong

Steel-framed single-story factory with grass wool panel roof (Gym) 1,218.42m2

23.	Building

Identification No[1760-2020-000803]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

19-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with panel roof (Dangerous goods storage and processing facilities)

1st floor High-pressure gas reservoir 103.5m2

24.	Building

Identification No[1760-2022-003006]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

20-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Steel-framed single-story factory

1st floor Factory (Machine room) 320m2

The list of machinery and apparatus under Article 6 of the Factory and Mining Foundation Mortgage Act is the same as listed in the following attachment.

[English Translation]

The List of Machinery and Apparatus

under Article 6 of the Factory and Mining Foundation Mortgage Act

No.	Name (Category) Structure, Specifications, Type, Capacity	Manufacturer, Manufacturing Number, Manufacturing Date	Quantity

1	ASML KrF Scanner [***]	ASML Hong Kong Limited 2022.12	1

2	TEL Track [***]	APLT Corporation 2022.12	1

3	AEGIS [***]	Nextin 2022.12	1

4	CD SEM [***]	Hoyeon Tech 2023.06	1

5	CD SEM [***]	Hoyeon Tech 2023.02	1

6	AVI(INSPECTRA 3000SR-III) [***]	TASMIT, Inc. 2021.12	1

7	SFX-200 [***]	SMARTS 2021.12	1

8	CD SEM [***]	Hoyeon Tech 2022.12	1

9	SemDex [***]	SENTRONICS METROLOGY GMBH 2020.12	1

10	Nanometrics ATLAS [***]	Nano SOLTECH 2022.12	1

11	Deep Trench Etcher [***]	AMSEA PTE. LTD. 2022.12	1

[English Translation]

12	SCCM(Oxide Etcher) [***]	Semiz 2022.12	1

13	Hitachi Poly Etch [***]	IM Co. Ltd. 2022.11	1

14	Hitachi Poly Etch(M511AE) [***]	IM Co. Ltd. 2020.12	1

15	ASPEN Il [***]	CIS-CORP 2021.09	1

16	M511AE [***]	IM Co. Ltd. 2021.07	1

17	M500 [***]	IM Co. Ltd. 2018.01	1

18	Producer Harp(SACVD) [***]	AMSEA PTE. LTD. 2022.12	1

19	Barrier Sputter(lMP TI,TIN) [***]	Russell 2022.12	1

20	Tungsten Deposition [***]	Russell 2022.12	1

21	DE-TAPER [***]	Korea Nitto Denko 2018.12	1

22	CVD Manual Part Cleaner [***]	INNOMAX 2023.02	1

23	METAL MANUAL Part Cleaner [***]	INNOMAX 2022.12	1

[English Translation]

24	Fab3 FOX Furnace [***]	KSM 2024.06	1

25	WET STATION(OBND) [***]	INNOMAX 2022.12	1

26	WET STATION(UHF) [***]	INNOMAX 2022.12	1

27	H2S04 Wet Station(OBBND) [***]	INNOMAX 2019.03	1

28	DOPED FOX FURNACE [***]	KSM 2022.08	1

29	DOPED D-POLY FURNACE [***]	KSM 2022.08	1

30	DOPED POLY DEPOSITION FURNACE [***]	KSM 2021.12	1

31	Si Etch [***]	INNOMAX 2019.03	1

32	Vertical Furnace(FOX) DD-823V-8BL [***]	KSM 2021.05

33	DOPED POLY DEPOSITION FURNACE [***]	Lead Engineering 2020.12	1

34	Vertical Furnace (FOX) DD-823V-8BL [***]	KSM 2020.11	1

35	IMP E500 [***]	AMSEA PTE. LTD. 2024.09 Installation Date: 2022.01	1

[English Translation]

36	MEDIUM CURRENT ION IMPANTER [***]	AMSEA PTE. LTD. 2024.10 Installation Date: 2022.01	1

37	Centura EPI(Pronto) [***]	AMSEA PTE. LTD. 2017.12	1

38	Centura EPI(Pronto) [***]	AMSEA PTE. LTD. 2018.07	1

39	Centura EPI(Pronto) [***]	AMSEA PTE. LTD. 2018.11	1

40	Centura EPI(Standard) [***]	AMSEA PTE. LTD. 2019.06	1

41	Centura EPI(Standard) [***]	PJP tech 2019.05	1

42	HCL Gas Cabinet(BSGS) [***]	Teratec Corporation 2018.06	1

43	E-Chemical Central Supply System [***]	INNOMAX 2022.06	1

44	Clean Room [***]	Sangwoo E&C 2022.07	1

45	EPI Incoming Transformer [***]	Taesung 2024.09

46	Cable Head for EPI Utility Supply [***]	Taesung 2023.12	1

47	EPI Inconming Transformer [***]	Taesung 2023.12	1

[English Translation]

48	Low-Nox High-Efficiency Boiler [***]	CHUNGMYUNG E&C 2019.10	1

49	OAC for F3 supply [***]	CHUNGMYUNG E&C 2020.12	1

50	H2 Purifier [***]	Sangwoo E&C 2021.08	1

51	Photo CDA Back up System [***]	CHUNGMYUNG E&C 2021.04	1

52	End Fab Emergency Exhaust System [***]	Sangwoo E&C 2020.12	1

53	P-SiN equipment #3 Plasma Scrubber [***]	Unisem Corporation 2020.12	1

54	CO2 Detection and Alarm System [***]	Taesung 2023.12	1

55	EPI Clean Room(Fab Expansion) [***]	Sangwoo E&C 2017.12	1

56	EMMI/THEMOS(PHEMOS-IOOO) [***]	Hamamatsu Photonics 2020.12	1

57	SDB [***]	FEI HONGKONG COMPANY LIMITED 2020.12	1

58	SEM(R8230+[M4000plus) [***]	Rigong Corporation 2020.12	1

The above listed machinery and apparatus and all ancillary facilities attached thereto are included in the Mortgaged Property and installed on the real estate property listed in the Attachment.